UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811–21432

REAVES UTILITY INCOME FUND
(exact name of registrant as specified in charter)

1625 Broadway, Suite 2200, Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Tané T. Tyler, Secretary Reaves Utility Income Fund 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name and address of agent for service)

Registrant’s telephone number, including area code:	303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 - April 30, 2006

Item 1.                            Reports to Stockholders.

REAVES UTILITY INCOME FUND

Semi-Annual Report

April 30, 2006 (unaudited)

SHAREHOLDER LETTER

April 30, 2006 (unaudited)

Dear Shareholders:

On behalf of the Board of Trustees, I’m pleased to announce that for the six-month period ending on April 30, 2006, the Reaves Utility Income Fund has delivered a total return on investment of more than 2.7% of net asset value per common share, with dividends reinvested.

While this return is more modest than the return for the previous 12-month period, it came during a time of significant and numerous market challenges, including rising interest rates and declining natural gas prices. These challenges, discussed in detail in the Fund manager’s analysis that follows, contributed to a 1.6% decline in the Fund’s stock price.

In terms of dividends, the Fund not only paid its six scheduled monthly dividends during the fiscal half-year, but in December 2005, saw a 5% increase in the amount of the dividend. As a result, the first two dividends were $0.10 per share while the remaining four were at the increased rate of $0.105 per share. In addition, the Fund paid a special dividend of $0.255 per share in December, for a total of $0.875 per share paid in dividends during the period.

The dividend increase in December was the second since the Fund’s inception, following a 3.4% increase in December 2004. Those shareholders invested in the Fund since the first dividend record date in April 2004 have received dividend payments totaling approximately $2.745 per share. For the calendar year 2005, 85.09% of dividends paid were qualified dividend income, which are taxed at a maximum 15% federal rate, as opposed to a rate as high as 35% for non-qualifying and other types of dividend income. This presents a significant tax advantage to our shareholders

Factoring in the stock price performance plus dividends, the Fund produced a total return of 2.7% during the period. Total assets of the Fund have grown to approximately $757 million, up from about $749 million at the beginning of the six-month period.

The portfolio managers provide detailed fund commentary and analysis on the pages that follow, along with full holdings and financial statements. Feel free to contact us with any questions about the fund by calling 1-800-644-5571 or visiting www.utilityincomefund.com.

Sincerely,

/s/ Ned Burke

Ned Burke
President, Reaves Utility Income Fund

MANAGEMENT DISCUSSION & ANALYSIS

April 30, 2006 (unaudited)

We are pleased to discuss the results for the fiscal half year ended April 30, 2006. The Fund faced significant head winds driven by rising interest rates, declining natural gas prices and warm winter weather. Despite the challenges, the net asset value (NAV) of the Fund increased 2.6% to $22.70 while the stock price declined 1.6% to $19.14. During the fiscal half year the Fund paid six monthly dividends. The first two were at the rate of $0.10/share and the subsequent four were at $0.105/share, following a 5.0% dividend increase in December 2005. In addition, the Fund paid a special dividend of $0.255 in December. Stock price performance plus dividends produced a total return of 2.76%.

Interest rates on the ten-year Treasury rose 51 basis points over the period from 4.56% to 5.07%. The uncertainty of future Federal Reserve policy persisted. Rotation out of electric utilities continued, however robust dividend income partially offset stock price declines, and provided the opportunity to reinvest dividends at lower stock prices. (Remember our view has been and continues to be that electric utility price declines in the face of rising interest rates contribute to good investment return over market cycles).

However, interest rates are not solely to blame. We attribute the rotation out of utilities in part to profit taking by momentum investors who invested aggressively in the sector early in 2005 and then departed late in the year at the first hint of a weakening gas price.

The prospect of consolidation within the “balkanized” electric utility sector subsequent to repeal of the Public Utility Holding Company Act has positively influenced investor sentiment up until now. The consolidation trend recently ran into legislative interference. In Illinois and Maryland, legislative attempts to forestall the transition to market rates have introduced uncertainty and negatively affected the prospects for completion of the proposed mergers between Exelon and Public Service Enterprise Group, and Constellation Energy and FPL Group. It is note worthy that Duke Energy merged with Cinergy Corp, creating one of North America’s largest energy companies, with an approximate market capitalization of $35 billion as of this writing. In addition, Berkshire Hathaway successfully completed the acquisition of PacifiCorp and continues to express interest in the acquisition of more utility assets.

Despite the legislative opposition in Illinois and Maryland, we continue to think that the long-term trend favors industry consolidation because the result would be lower operating costs, higher earnings, and increased investment in needed infrastructure. At the end of the period, investment in electric utility common stock comprised 45.1% of the portfolio.

The fear of an unusually cold winter that would drive natural gas prices even higher never materialized. In fact, we are inclined to ask, winter, what winter? Natural gas prices declined from $12.17 to $6.64 per thousand cubic Feet

(MCF) during the period. Abnormally warm winter weather reduced demand and, as a result, storage levels are well above average for this time of year. The good news for consumers was that reduced consumption partially mitigated the high cost of gas prices. The good news for utility companies is that they avoided a potential political backlash in response to costly winter heating bills. The nation got lucky. From a long-term perspective, gas prices are still high and, in our view, likely to remain high until supply can be supplemented by imports of liquefied natural gas, the impact of which is several years away. Electric utilities with exposure to natural gas, for example, TXU Corp. and Dominion Resources, saw increased volatility in their stock prices. Calpine Corporation, a merchant generator, filed for bankruptcy yet the price of its secured bonds rose because investors understood the value inherent in its efficient, gas-fired generating plants.

By focusing the Gas sector of the portfolio on companies that process, store, transport, and engage in retail distribution, we avoided the downdraft associated with the falling commodity price. Oneok, which represented 3.5% of the portfolio at the end of the period, was an important contributor. Early in 2006 it announced a series of transactions with Northern Border Partners, a Master Limited Partnership, in which it will have a 45% stake including full general partnership interest, in return for its gathering, processing, and mid-stream assets. We believe the transactions will unlock value in those assets and result in increased distributable cash flow at Northern Borders, since re-named Oneok Partners.

Mergers and acquisition activity remains “hot”. National Grid, a United Kingdom based utility with a $ 30 billion market capitalization agreed to purchase KeySpan, a New York based utility, for $ 7 billion cash. Dominion Resources sold its Pennsylvania and West Virginia local gas distribution companies to Equitable Resources.

Industry consolidation within the telecom sector, which had been in evidence throughout 2005, accelerated with the announcement of the $85 billion deal that would unite AT&T with BellSouth. Our view is that consolidation leads to more rational pricing and a lower industry cost structure. The merged companies, we think, will compete more effectively with the cable industry. AT&T has publicly targeted double-digit earnings growth for the next three years as a result of savings achieved through its mergers.

We continue to think that wireless in the US offers growth opportunities. Sprint Nextel has recently (May 17) spun out its local division, and is now primarily a wireless operator. Alltel is on track to do the same by mid-July.

The telephone sector, particularly rural telecom, remains a significant source of dividend income for the portfolio. At the end of the period telecom yielded 4.5%. At the end of the period, Telephones represented about 23.70% of the portfolio.

The Fund is able to invest up to 20% of its assets outside the utility sector, a portion of which we devote to energy. Overall, the energy position grew during the period in a very volatile stock price environment, largely driven by the price of the commodity. We look to energy for dividend income and capital appreciation. Given the relative strength of oil vs. natural gas prices, it was not a surprise that companies with greater leverage to oil, such as BP PLC, outperformed those with leverage to natural gas, such as Anadarko Petroleum. Oil service companies tended to outperform producers as a result of greater relative margin expansion, strong earnings outlook, and announced pricing increases for drilling rig day rates. The oil services sector continues to be the recipient of capital inflows as energy companies increase their exploration and production capital budgets.

During the period, the cost of leverage, represented by dividends on the auction market preferred stock, rose in tandem with the rise in short-term rates. The preferred stock yield rose from 3.9% to 4.75% at the end of the period. The preferred stock dividend yield increase was expected, and we anticipate further increases in the second half of 2006.

The top five holdings of the Fund as of April 30, 2006, were AT&T, 7.9%; Duke Energy, 7.6%; Altria Group, 5.2%; Great Plains Energy, 5.1%; and Sprint Nextel, 4.8%.

As we position the portfolio for the remainder of 2006, we continue to focus on commodity prices, interest rates, and the regulatory environment. We still expect commodity prices to be volatile and possibly moderate to the downside. The urgent requirement for meaningful investment to upgrade the electric and gas infrastructure in the US evidenced in the Energy Act passed last Fall, should pave the way for increased investment and earnings growth for selected utilities. Despite recent turbulence on the consolidation front, we continue to believe that the trend will be more consolidation rather than less as the industry continues to take out cost while meeting demands for new infrastructure. We continue to actively manage the portfolio and remain focused on identifying opportunities to grow the net asset value and the Fund’s monthly dividend.

Respectfully submitted,

Ronald J. Sorenson

STATEMENT OF INVESTMENTS

April 30, 2006 (unaudited)

	Shares	Value
COMMON STOCKS - 127.09%
Consumer Staples - 10.93%
Altria Group, Inc.	530,300	$38,796,748
Reynolds American, Inc.	75,000	8,223,750
UST, Inc.	210,000	9,225,300
		56,245,798

Electric - 66.12%
Ameren Corp.	680,000	34,251,600
Consolidated Edison, Inc.	330,100	14,233,912
Constellation Energy Group, Inc.	86,000	4,723,120
Duke Energy Corp.	1,950,000	56,784,000
Duquesne Light Holdings, Inc.	450,000	7,636,500
Enel S.P.A, ADR	335,500	14,513,730
Exelon Corp.	435,000	23,490,000
FirstEnergy Corp.	60,000	3,042,600
Great Plains Energy, Inc.	1,358,400	38,374,800
ITC Holdings Corp.	30,000	774,900
OGE Energy Corp.	996,700	30,060,472
Pinnacle West Capital Corp.	163,000	6,536,300
PPL Corp.	650,000	18,876,000
Public Service Enterprise Group, Inc.	411,800	25,819,860
TECO Energy, Inc.	980,200	15,663,596
TransAlta Corp.	400,000	8,356,000
TXU Corp.	130,000	6,451,900
WPS Resources Corp.	448,000	22,395,520
Xcel Energy, Inc.	445,000	8,383,800
		340,368,610

Energy - 7.53%
BP Amoco PLC, ADR	195,000	14,375,400
Eni S.P.A	12,500	765,125
Halliburton Co.	10,000	781,500
KeySpan Corp.	45,000	1,817,100
Kinder Morgan, Inc.	25,000	2,200,500
Northern Border Partners-LP	20,000	978,800
Occidental Petroleum	30,000	3,082,200
Petrochina LTD - ADR	20,000	2,248,000
Statoil ASA, ADR	110,000	3,605,800
Transocean, Inc. *	110,000	8,917,700
		38,772,125

Financials - 0.15%
Lloyd TSB Group PLC	20,000	781,000

Gas - 9.19%
ONEOK, Inc.	788,725	26,035,812
Sempra Energy	399,700	18,394,194
South Jersey Industries, Inc.	35,000	930,300
Southern Union Co. *	21,000	544,320
Southwest Gas Corp.	50,000	1,386,000
		47,290,626

	Shares	Value
COMMON STOCKS (continued)
Telephone - 33.17%
Alltel Corp.	40,000	2,574,800
AT&T Corp.	2,255,965	59,128,843
BCE, Inc.	901,600	22,287,552
BellSouth Corp.	25,000	844,500
Citizens Communications Co.	2,180,900	28,962,352
Deutsche Telekom AG	210,000	3,782,100
Sprint Nextel Corp.	1,452,000	36,009,600
Telecom Corp. of New Zealand - ADR	470,000	13,724,000
Vodafone Group PLC	145,000	3,436,500
		170,750,247

TOTAL COMMON STOCKS		654,208,406
(Cost $573,751,951)

PREFERRED STOCKS - 10.03%
Consumer Discretionary - 0.30%
Corts Ford Trust, 7.40%, 11/01/46	97,700	1,543,660

Electric - 5.02%
AES Trust III, 6.75%, 10/15/29	133,100	6,103,966
BGE Capital Trust II, 6.20%, 10/15/43	195,000	4,555,200
Consumers Energy Co. Funding Trust IV, 9.00%, 6/30/31	136,800	3,461,040
Entergy Gulf States Inc., Series A, 7.00% 09/15/13**	3,828	387,705
Entergy Louisiana Inc., Series 92, 8.00%	1,200	30,187
Entergy Mississippi Inc., 4.56%	3,520	270,270
Georgia Power Capital Trust V, 7.13%, 3/31/42	141,400	3,560,452
Great Plains Energy Inc., 8.00%, 02/16/07	50,000	1,178,000
NVP Capital Trust III, 7.75%, 09/30/38	52,400	1,330,960
PSEG Funding Trust II, 8.75%, 12/31/32	90,100	2,357,917
Public Service Co. of New Mexico Series 1965, 4.58%	11,667	963,986
Puget Sound Energy Capital Trust 8.40%, 06/30/41	20,000	505,200
Sierra Pacific Power, Series 1, 7.80%	26,140	662,487
Southern Cal Edison, 4.32%	24,300	471,906
		25,839,276

Financials - 4.08%
ABN AMRO Capital Funding Trust VII, 6.08%	120,000	2,780,400
GMAC, 7.375%	50,000	1,039,500
Merrill Lynch & Co., Series H, 4.51%**	455,000	11,593,400
Renaissance Holdings Ltd., Series C, 6.08%	270,300	5,595,210
		21,008,510

	Shares	Value
PREFERRED STOCKS (continued)
Real Estate Investment Trusts - 0.63%
Duke Realty Corp., Series K, 6.50%	138,700	3,256,676

TOTAL PREFERRED STOCKS		51,648,122
(Cost $54,833,560)

	Bond Rating		Principal
	Moody/S&P		Amount	Value
CORPORATE BONDS - 6.91%
Electric - 5.45%
Calpine Corp. 7.875%, 4/1/2008	WR/D		6,000,000	3,390,000
Calpine Generating Co.
11.50%, 4/ 1/2011 ^	WR/D		22,000,000	22,770,000
TXU Corp.
6.375%, 6/15/2006	Bal/BB	+	1,900,000	1,911,298
				28,071,298

Gas - 0.10%
Copano Energy
8.125%, 3/ 1/2016	B2/B		500,000	516,250

Telephone - 1.36%
US West Communications
7.50%, 6/15/2023	Ba3/BB		7,000,000	6,982,500
TOTAL CORPORATE BONDS				35,570,048
(Cost $35,355,115)

	Shares	Value
MUTUAL FUNDS - 1.67%
Loomis Sayles Institutional High Income Fund	424,929	3,348,442
Goldman Financial Square Money Market Fund	5,266,470	5,266,470

TOTAL MUTUAL FUNDS (Cost $8,266,470)		8,614,912

Total Investments (Cost $672,207,096) - 145.70%		750,041,488
Other Assets in Excess of Liabilities - 1.00%		5,127,897
Liquidation Preference of Auction market Preferred Shares:
Series M7, F7, W28 (including dividends payable on preferred shares) - (46.70%)		(240,399,351)
TOTAL NET ASSETS - 100.00%		$514,770,034

*                    Non-income producing security

**             Floating or variable rate security - rate disclosed as of April 30, 2006. Maturity date represents the next reset date.

^                     Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2006, these securities amounted to a value of $22,770,000 or 4.42% of net assets.

Ratings:

Moody’s and S&P ratings are believed to be the most recent ratings as of April 30, 2006.

See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES

April 30, 2006 (unaudited)

Assets:
Investments, at value (Cost - see below)	$750,041,488
Dividends receivable	1,418,477
Interest receivable	491,298
Receivable for investments sold	4,728,490
Total assets	756,679,753

Liabilities:
Payable for investments purchased	453,629
Dividends payable	503,452
Accrued investment advisory fee	313,396
Accrued administration fee	153,268
Accrued trustees fee	14,322
Accrued offering costs	22,057
Accrued S&P Ratings fee	10,030
Accrued Fitch Ratings fees	4,179
Other payables	36,035
Total Liabilities	1,510,368

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7 and W28, including dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,399,351

Total Preferred Stock	240,399,351
Net Assets	$514,770,034

Cost of investments	$672,207,096

Composition of Net Assets Attributable to Common Shares:
Paid in capital	429,361,443
Undistributed net investment income	(4,606,009)
Accumulated net realized gain on investments	12,180,208
Net unrealized appreciation in value of investments	77,834,392
Net Assets	514,770,034

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$22.70

See Notes to Financial Statements

STATEMENT OF OPERATIONS

April 30, 2006 (unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $287,989)	$18,447,496
Interest	1,931,490
Miscellaneous	16
Total Income	20,379,002

Expenses:
Investment advisory fee	2,159,923
Administration fee	995,442
Trustees fee	47,060
Broker/Dealer fee	302,424
S&P Ratings fee	5,951
Fitch Ratings fee	2,480
Auction agent fee	8,927
Total Expenses	3,522,207

Net Investment Income	16,856,795

Net realized gain on:
Investments	9,570,743
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	11,777,328
Net gain on investments	21,348,071

Distributions to Preferred Shareholders from Net Investment Income	(5,210,583)

Net Increase in Net Assets Attributable to Common Shares from Operations	$32,994,283

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

April 30, 2006 (unaudited)

	For the Six	For the Year
	Months Ended	Ended October 31,
	April 30, 2006**	2005
Shareholder Operations:
Net investment income	16,856,795	$30,956,840
Net realized gain on:
Investments	9,570,743	7,207,628
Foreign currency transactions	—	56,689
Change in net unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currency	11,777,328	60,208,576
Distributions to Preferred Shareholders:
From net investment income	(5,210,583)	(7,228,407)
Net increase in net assets attributable to common shares from operations	32,994,283	91,201,326

Distributions to Common Shareholders:
From net investment income	(19,842,376)	(27,062,732)
Net decrease in net assets from distributions to common shareholders	(19,842,376)	(27,062,732)

Net Increase in Net Assets Attributable to Common Shareholders	13,151,907	64,138,594

Net Assets Attributable to Common Shares:
Beginning of period	501,618,127	437,479,533
End of period *	$514,770,034	$501,618,127

* Includes un(over)distributed net investment income of:	$(4,606,009)	$3,590,155

**             Unaudited

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

	For the Six		For the
	Months Ended		Year Ended
	April 30, 2006**		October 31, 2005
Per Common Share Operating Performance
Net asset value - beginning of period	$22.12		$19.29
Income from investment operations:
Net investment income	0.24		1.05
Net realized and unrealized gain on investments	1.34		3.29
Distributions to preferred shareholders:
From net investment income	(0.23)		(0.32)
Total from investment operations	1.35		4.02

Distributions to common shareholders:
From net investment income	(0.77)		(1.19)
Total distributions to common shareholders	(0.77)		(1.19)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		—
Preferred share offering costs and sales load charged to paid in capital	—		—
Total capital share transactions	—		—
Net asset value per common share - end of period	$22.70		$22.12
Market price per common share - end of period	$19.14		$19.46

Total Investment Return - Net Asset Value (1)	7.22%		21.63%
Total Investment Return - Market Price (1)	2.76%		14.67%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$514,770		$501,618
Ratio of expenses to average net assets applicable to common shares (3)	1.39	%(2)	1.41%
Ratio of net investment income to average net assets applicable to common shares (3)	6.65	%(2)	6.21%
Ratio of expenses to average managed assets (4)	0.94	%(2)	0.95%
Portfolio turnover rate	22%		55%

Preferred Shares
Liquidation value, end of period (000)- including dividends on preferred shares	$240,399		$240,171
Total shares outstanding (000)	9.6		9.6
Asset coverage per share	$78,663		$77,270
Liquidation preference per share	$25,000		$25,000
Average market value per share (5)	$25,000		$25,000

**             Unaudited

(1)             Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)             Annualized

(3)             Ratios do not reflect dividend payments to preferred shareholders.

(4)             Average managed assets represent net assets attributable to common shares plus liquidation value of preferred shares.

(5)             Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding

(6)             Based on weekly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

April 30, 2006 (unaudited)

1.                 SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund is a closed-end management investment company (the “Fund”) that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the American Stock Exchange and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation:   The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

Foreign Securities:   The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Distributions to Shareholders:Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:   The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Securities Transactions and Investment Income:   Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of estimates:   The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.                 INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of April 30, 2006
Gross appreciation (excess of value over tax cost)	$89,096,403
Gross depreciation (excess of tax cost over value)	(11,780,847)
Net unrealized appreciation	77,315,556
Cost of investments for income tax purposes	$672,725,932

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

3.                 CAPITAL TRANSACTIONS

Common Shares:   There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares:   On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares: M7, F7, and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of April 30, 2006, the annualized dividend rates for Series M7, F7 and W28 were 4.60%, 4.75% and 4.75%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.                 PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended April 30, 2006 aggregated $162,392,932 and $177,112,438, respectively.

5.                 INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Mutual Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6.                 OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

In a meeting held February 3, 2006, the Fair Value Committee for the Fund deemed interest on Calpine Corp., corporate bond, maturing April 2008 with a coupon rate of 7.875%, as uncollectible as a result of Calpine’s current bankruptcy proceedings. At this meeting the Committee determined that the Fund should immediately cease accruing the interest and write off interest that has been accrued since the last payment (October 2005) for this bond.

Note the Fund also holds a corporate note for Calpine Generating Co., maturing April 2011 with a coupon rate of 11.50%. This is a secured position and as such the Fair Value Committee determined there is no uncertainty surrounding the collectibility of interest due on the note at this time.

7.                 INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

April 30, 2006 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator” or “BONY”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-

Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street 11 East, New York, New York 10286, Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

April 30, 2006 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2005, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

April 30, 2006 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

April 30, 2006 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

On April 12, 2006, the Fund held its Annual Meeting of Shareholders (the “Meeting”) for the purpose of voting on a proposal to re-elect two trustees of the Funds. The results of the proposal are as follows:

Proposal 1: Re-election of Trustees

	Larry W. Papasan	Everett L. Morris
For	21,759,575	21,759,575
Abstain	639,903	639,903
Withheld	0	0

TRUSTEES & OFFICERS

April 30, 2006 (unaudited)

Except for their service on the Company’s Board of Directors, the independent directors named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each independent trustee serves on the Fund’s Audit Committee.

Interested Trustees & Officers

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

W. Robert Alexander Age - 78 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Hunter and Hughes Trusts as well as Chairman of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	1

Edmund J. Burke Age - 45 1625 Broadway, Ste. 2200 Denver, CO 80202	President/Since Inception

Mr. Burke is President and a  Director of ALPS. Mr. Burke joined ALPS in 1991 as Vice President and National Sales Manager. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is currently the President of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust.

			N/A

Interested Trustees & Officers (continued)

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Jeremy O. May Age - 36 1625 Broadway, Ste. 2200 Denver, CO 80202	Treasurer/Since Inception

Mr. May is Managing Director  of ALPS. Mr. May joined ALPS in 1995 as a Controller. Because of his position with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is currently the Treasurer of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and First Funds.

N/A

Everett L. Morris Age - 77 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since Inception	Mr. Morris was a Vice President and Director of Reaves from 1993 to 2003. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, a Director of the Duff & Phelps Utilities Tax-Free Income Fund, and a Director of the Duff & Phelps Utility & Corporate Bond Trust.	1

Tané T. Tyler Age - 40 1625 Broadway, Ste. 2200 Denver, CO 80202	Secretary/Since December 14, 2005

Ms. Tyler is General Counsel of  ALPS. Ms. Tyler joined ALPS as General Counsel in September 2004. Formerly, Ms. Tyler was Vice President and Associate Counsel, Oppenheimer Funds, Inc., and Vice President and Assistant General Counsel, INVESCO Funds Group, Inc. Ms. Tyler is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Tyler is currently the Secretary of the Financial Investors Variable Insurance Trust, First Funds and Westcore Funds.

N/A

Interested Trustees & Officers (continued)

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Bradley J. Swensen Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Chief Compliance Officer/Since March 22, 2005

Mr. Swenson joined ALPS  as Chief Compliance Officer (“CCO”) in May 2004. Prior to joining ALPS, Mr. Swenson served as the Senior Audit Manager at Janus Capital Group. Before joining Janus Mr. Swenson was a senior Internal Auditor for Oppenheimer Funds. Because of his position with ALPS and ADI, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Swenson is currently the CCO of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, NASDAQ-100 Trust, BLDRS Trust, SPDR Trust, Midcap SPDR Trust, Wisdom Tree Trust, and DIAMONDS Trust.

N/A

Kim Storms Age - 33 1625 Broadway, Ste. 2200 Denver, CO 80202	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice-President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because  of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Independent Trustees

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Mary K. Anstine Age - 65 1625 Broadway, Ste. 2200 Denver, CO 80202	Trustee/Since inception

Ms. Anstine was the President/ Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice  President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the fol-lowing: Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; AV Hunter Trust; Financial Investors Trust and Financial Investors Variable Trust; Denver Chapter of the Alzheimer’s Association and a member of the Advisory Boards for the Girl Scouts Mile Hi Council. Ms. Anstine was a Director of: the Northern Trust Bank of Colorado from February 1998 until February 2002; HealthONE; a member of theAmerican Bankers Association Trust Executive Committee; and Director of the Center for Dispute Resolution.

			1

Michael F. Holland Age - 61 375 Park Avenue New York, NY 10152	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China Fund, Inc.	1

Independent Trustees (continued)

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee

Robert E. Lee Age - 70 10510 Lakeview Drive Hayden Lake, Idaho 83835	Trustee/Since Inception	Mr. Lee was a commercial bank executive of First Interstate Bank of Denver from 1980 through 1989. He is currently a Director of the following: Storage Technology Corporation; ING Financial Services — North America; Meredith Corporation; and the Source Capital Corporation.Mr. Lee is also a Trustee of Financial Investors Trust and Financial Investors Variable Insurance Trust.	1

Larry W. Papasan Age - 65 2670 Union Avenue Extended Suite 700 Memphis, TN 38112	Trustee/Since Inception	Mr. Papasan is the former Chairman of Smith & Nephew, Inc. (orthopedic division). Mr. Papasan is a former Director of First American National Bank of Memphis and The West Tennessee Board of First American National Bank (1988-1991) and was President of Memphis Light Gas and Water Division of the city of Memphis (1984-1991). Mr. Papasan is a member of the Board of the Plough Foundation, a non-profit trust, a Trustee of First Funds, a mutual fund complex, and a Trustee of Smith Seckman Reid, Inc., an engineering services company.	1

THIS PAGE INTENTIONALLY LEFT BLANK

REAVES UTILITY INCOME FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.                            Code of Ethics.

Not applicable to semi-annual report.

Item 3.                            Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.                            Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.                            Audit Committee of Listed Registrants.

Not applicable.

Item 6.                            Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.                            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.                            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.                            Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                      Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.                      Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits.

(a)(1)                         Not applicable to semi-annual report.

(a)(2)                         The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)                         Not applicable.

(b)                                      The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	July 7, 2006

By:	/s/Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	July 7, 2006